      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 28, 1998

                                              REGISTRATION NO. 333-___________

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                               -------------------

                                PERFUMANIA, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           FLORIDA                                              65-0026340
 ------------------------------                          ----------------------
(State or other jurisdiction of                               (IRS Employer
 incorporation or organization)                          Identification Number)



                              11701 N.W. 101ST ROAD
                              MIAMI, FLORIDA 33178
                    ---------------------------------------
                    (Address of Principal Executive Offices)

               PERFUMANIA, INC. 1991 STOCK OPTION PLAN, AS AMENDED
               ---------------------------------------------------
                            (Full title of the Plan)

                              ---------------------

                SIMON FALIC, CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                PERFUMANIA, INC.
                              11701 N.W. 101ST ROAD
                              MIAMI, FLORIDA 33178

                -------------------------------------------------
                     (Name and address of agent for service)

                                 (305) 889-1700
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                                    COPY TO:
                              Michael W. Hein, Esq.
                          Greenberg, Traurig, Hoffman,
                          Lipoff, Rosen & Quentel, P.A.
                              1221 Brickell Avenue
                              Miami, Florida 33131
                                 (305) 579-0500

                               -------------------

                         CALCULATION OF REGISTRATION FEE

==============================================================================================================================
                                                              PROPOSED MAXIMUM            PROPOSED
           TITLE OF SECURITIES         AMOUNT TO BE            OFFERING PRICE         MAXIMUM AGGREGATE           AMOUNT OF
            TO BE REGISTERED          REGISTERED (1)             PER SHARE             OFFERING PRICE         REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value             600,000               $1.703125 (2)            $1,021,875.00              $302.00
==============================================================================================================================

(1) The Common Stock being registered relates to option grants to be undertaken in the future, with option exercise prices to be determined.

(2) Estimated solely for the purpose of calculating the registration fee and computed in accordance with paragraphs (c) and (h) of Rule 457(h) of the Securities Act of 1933, as amended, based on the average of the high and low sale prices per share of the Common Stock as reported on the Nasdaq National Market System on July 23, 1998.

===============================================================================

         This Registration Statement is being filed to register additional securities to be offered pursuant to the Registrant's 1991 Stock Option Plan, as amended, with respect to which Registration Statements on Form S-8 (Registration Nos. 33-72262, 33-85260 and 333-10121) have previously been filed. Pursuant to Instruction E of Form S-8, the contents of the Registrant's Registration Statement Nos. 33-72262, 33-85260 and 333-10121 (Items 3 through 9, inclusive, of such Registration Statements on Form S-8) are incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida on July 28, 1998.


                              PERFUMANIA, INC.



                          By: /s/ Simon Falic
                              -------------------------------------------------
                              Simon Falic, Chairman and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and Directors of Perfumania, Inc., do hereby constitute and appoint Simon Falic and Ron A. Friedman, or any one of them, as true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary and advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this registration statement, including, specifically, but without limitation, the power and authority to sign for us or any of us any and all amendments thereto; and we do hereby ratify and confirm all that the said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                                      TITLE                                DATE
                 ---------                                      -----                                ----


/s/ Simon Falic                                       Chairman of the Board and                 July 28, 1998
-----------------------------------------              Chief Executive Officer
Simon Falic                                         (principal executive officer)



/s/ Ron A. Friedman                              President, Chief Financial Officer,            July 28, 1998
-----------------------------------------         Treasurer, Secretary and Director
Ron A. Friedman                              (principal financial and accounting officer)



/s/ Jerome Falic                                               Director                         July 28, 1998
-----------------------------------------
Jerome Falic


                                                               Director                         July 28, 1998
-----------------------------------------
Robert Pliskin



/s/ Carole A. Taylor                                           Director                         July 28, 1998
-----------------------------------------
Carole A. Taylor

                                                               Director                         July 28, 1998

------------------------------------------
Marc Finer

                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER                               DESCRIPTION
     -------                              ------------
       5.1         Opinion of Greenberg Traurig Hoffman Lipoff Rosen &
                   Quentel, P.A.

      10.1         Perfumania, Inc. 1991 Stock Option Plan, as amended

      23.1         Consent of Price Waterhouse LLP

      23.3 Consent of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A. is contained in its opinion filed as Exhibit 5.1 hereto.

      24.1 Power of Attorney is included in the "Signatures" section of this Registration Statement